                       THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                   SUPPLEMENT TO PROSPECTUS DATED DECEMBER 30, 1996

1. The second paragraph of the section entitled "Lutheran Brotherhood Income Fund" on page P-14 is deleted and replaced by the following two new paragraphs:

The Fund seeks to achieve its investment objectives by investing primarily in debt securities such as bonds, notes, debentures, mortgage-backed securities, other income producing debt obligations, and preferred stocks rated either "Baa" or higher by Moody's, or "BBB" or higher by S&P. If not rated, such securities will be of comparable quality in the opinion of LB Research. Securities rated BBB or Baa, although considered to be investment grade or higher, have speculative characteristics. If a portfolio security's quality rating drops below investment grade after the Fund has acquired the security, the Fund may continue to hold the security in its portfolio. A description of the ratings that are given to debt securities by Moody's and S&P and the standards applied by them in assigning these ratings may be found at the end of this Prospectus.

The Fund may from time to time invest in debt securities that are not rated as investment grade. For a description of the risks of investing in such securities, see the section of this Prospectus entitled "LB High Yield Fund Investment Risks." It may also invest in common stock and bonds and preferred stock that are convertible into common stock. No more than 10% of the Fund's total assets will be invested in common stock and no more than 25% of the value of the total assets will be invested in all securities described in this paragraph.

2. The following new paragraph entitled "Restricted Securities" is added to the section of the Prospectus entitled "Additional Investment Practices" on page P-16:

Restricted Securities

Subject to the limitations on illiquid securities noted above, the Funds may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

September 30, 1997

              PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS.

                      THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 30, 1996


1. The paragraph in the SAI entitled "Restricted Securities" on page 3 is deleted.



September 30, 1997






                     PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR
                      STATEMENT OF ADDITIONAL INFORMATION.